Exhibit 10.19

EQUITY AWARD EXCHANGE RIGHT AGREEMENT

This EQUITY AWARD EXCHANGE RIGHT AGREEMENT (this “Agreement”) is made and entered into as of [ • ], 2021 by and among FIGS, Inc., a Delaware corporation (the “Company”), and the individuals listed on Exhibit A hereto (collectively, “Founders”).

RECITALS

WHEREAS, the Board of Directors of the Company (the “Board”) has determined that it is in the best interests of the Company and its stockholders to implement a dual class structure in connection with the Company’s proposed initial public offering of its capital stock in a firm commitment underwritten offering (the “IPO”) pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, in connection with the IPO, the Board has approved an Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which, among other things, if effected in connection with the IPO, would create two classes of common stock of the Company, Class A common stock, par value $0.0001 per share (“Class A Common Stock”), entitling holders to one (1) vote per share and Class B common stock, par value $0.0001 per share (“Class B Common Stock”), entitling holders to twenty (20) votes per share;

WHEREAS, the Certificate of Incorporation further provides that the Company’s common stock, par value $0.0001 per share (“Pre-IPO Common Stock”), will, upon the effectiveness of the filing of the Certificate of Incorporation (the “Effective Time”), be reclassified as Class A Common Stock;

WHEREAS, the Founders hold stock option awards and restricted stock units, as set forth on Exhibit A (the “Equity Awards”), which were granted pursuant to the Company’s 2016 Equity Incentive Plan and are currently exercisable for or settle in Pre-IPO Common Stock, and all such shares of Pre-IPO Common Stock underlying the Equity Awards will be reclassified as shares of Class A Common Stock at the Effective Time;

WHEREAS, the Board has determined that providing each Founder with the right to require the Company to exchange, as set forth herein, any shares of Class A Common Stock issued upon the exercise or settlement of such Founder’s Equity Awards for shares of Class B Common Stock of equivalent value as determined on the date of such exchange (which is expected to be at an exchange ratio of one-for-one) as part of the implementation of the dual class structure is advisable and in the best interest of the Company and all of its stockholders, including its stockholders other than the Founders; and

WHEREAS, the parties hereto intend that no gain or loss shall be recognized in any Exchange (as defined below) pursuant to Sections 368(a)(1)(E) and/or 1036 of the Internal Revenue Code of 1986, as amended (the “Code”).

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and the mutual covenants made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto agree as follows:

1. Exchange Right and Exchange of Class A Common Stock.

1.1 Exchange Right. Subject to the terms and conditions of this Agreement, immediately following the Effective Time, the Company hereby grants each Founder the right (the “Exchange Right”) to require the Company to exchange any shares of Class A Common Stock that the Founder acquires following the Effective Time upon the exercise or settlement of the Equity Awards (the “Eligible Class A Shares”) for a number of shares of Class B Common Stock (the “Class B Shares”) of equivalent value as determined on the date of such exchange (which is expected to be at an exchange ratio of one-for-one) (an “Exchange”).

1.2 Exercise of Exchange Right.

(a) As a condition precedent to the exercise of the Exchange Right, the Company and the exercising Founder must mutually agree that no gain or loss will be required to be recognized for U.S. federal tax purposes on account of such exercise and related Exchange (the “Exchange Condition”).

(b) If the Exchange Condition is satisfied, the Exchange Right will be exercisable by the Founder by submitting a completed and fully-executed notice in the form attached hereto as Exhibit B (the “Exchange Notice”) to the Company on or prior to the Exchange Right’s Expiration Date (as defined below) and the Exchange Right will be deemed to have been exercised immediately prior to 5:00 p.m. (Pacific time) on the date of timely delivery of an Exchange Notice.

(c) Failure to satisfy the Exchange Condition or to deliver an Exchange Notice prior to 5:00 p.m. (Pacific time) on an Exchange Right’s Expiration Date will constitute an irrevocable waiver of the Exchange Right with respect to such Eligible Class A Shares.

(d) An Exchange Right cannot be exercised by a Founder with respect to any Eligible Class A Share more than once. No Founder will have an Exchange Right pursuant to this Agreement with respect to any shares of Class A Common Stock acquired by such Founder other than by the exercise or settlement of the Equity Awards set forth on Exhibit A.

1.3 Exchange of Shares.

(a) Within ten (10) calendar days after the Company’s receipt of a properly executed Exchange Notice, and provided the Exchange Condition remains satisfied, the Company will complete the Exchange for the specified number of Eligible Class A Shares indicated in the Exchange Notice (“Exercised Shares”) by issuing, out of funds legally available therefor, a number of shares of Class B Shares to the exercising Founder of equivalent value as determined on the date of such exchange (which is expected to be at an exchange ratio of one-for-one).

(b)Upon effectiveness of the Exchange, the Company shall deliver to the exercising Founder such documentation as may be reasonably required to evidence that the Class B Shares have been duly issued and transferred to the applicable Founder.

(c)Upon effectiveness of the Exchange, the exercising Founder will no longer have any rights as a holder of the Exercised Shares that are the subject of the Exchange (other than the right to receive the Class B Shares in accordance with this Agreement). Such Exercised Shares will be deemed to have been redeemed by the Company in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered to the applicable Founder.

1.4 Termination of Exchange Right. The Exchange Right will terminate (the “Expiration Date”):

(a) With respect to any shares of Class A Common Stock underlying Equity Awards that have not been exercised or settled as of the date such shares are forfeited in accordance with the terms of the agreements evidencing such Equity Awards; or

(b) With respect to any Eligible Class A Shares, the earlier of the date on which: (i) the Founder sells, transfers, or otherwise disposes of such Eligible Class A Shares (other than through a Permitted Transfer (as defined in the Certificate of Incorporation)); and (ii) the Final Conversion Event (as defined in the Certificate of Incorporation) occurs.

2. Representations and Warranties.

2.1 Representations and Warranties of the Founders. Each Founder hereby represents and warrants to the Company, with respect to the transactions contemplated hereby, as follows:

(a)Ownership; Authority. Each Founder has the full right, power and authority to enter into this Agreement and, assuming the waiver or inapplicability of any and all rights of first refusal or co-sale by the Company and the Company’s stockholders that are applicable to the transactions contemplated hereby, to exercise the Exchange Right and transfer, convey and exchange the Eligible Class A Shares in accordance with this Agreement. Assuming the due authorization, execution and delivery by the Company, this Agreement constitutes a valid and binding agreement of such Founder, enforceable against such Founder in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity). Upon consummation of an Exchange contemplated hereby, the Company will acquire from Founder good and marketable title to the Eligible Class A Shares, free and clear of any and all liens, encumbrances and restrictions (except for restrictions on transfer arising under applicable securities laws or as set forth or contemplated by this Agreement, the Certificate of Incorporation or any other agreements to which such Founder and the Company are a party, and subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).

(b)Governmental Authorization. The execution, delivery and performance by such Founder of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental authority on the part of such Founder (excluding, for the avoidance of doubt (a) the filing by the Company of the Certificate of Incorporation with the Secretary of State of the State of Delaware and (b) compliance by the Company with any applicable requirements of any applicable state or federal securities laws). For purposes of this Agreement, “governmental authority” means any transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority, department, court, agency or official, including any political subdivision thereof.

(c) Non-contravention. The execution, delivery and performance by such Founder of this Agreement and the consummation of the transactions contemplated hereby do not and will not, assuming compliance with the matters referred to in Section 2.1(b) and approval of and adoption by the Company’s stockholders of the Certificate of Incorporation, (a) violate any governing document, including any trust agreement, applicable to such Founder, (b) violate any law or order applicable to such Founder, (c) assuming the waiver or inapplicability of any and all rights of first refusal or co-sale held by the Company or the Company’s stockholders that are applicable to the transactions contemplated hereby, require any consent or other action under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any obligation of such Founder or to the loss of any benefit to which such Founder is entitled under any provision of any agreement or other instrument binding upon such Founder, or (d) result in the creation or imposition of any lien on such Founder’s Equity Awards, shares of Class A Common Stock underlying such Equity Awards, Eligible Class A Shares or Class B Shares, other than restrictions on transfer arising under applicable securities laws or as set forth or contemplated by this Agreement, the Certificate of Incorporation or any other agreements to which such Founder and the Company are a party.

2.2 Representations and Warranties of the Company. The Company hereby represents and warrants to each Founder, with respect to the transactions contemplated hereby, as follows:

(a) Corporate Existence and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

(b) Corporate Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby are within the corporate powers of the Company and have been duly authorized by all necessary corporate action on the part of the Company and the Company’s stockholders, subject to compliance with Section 2.2(c) and the approval of and adoption by the Company’s stockholders of the Certificate of Incorporation. Any and all rights of first refusal or co-sale held by the Company or the Company’s stockholders that are applicable to the transactions contemplated hereby have been waived or are otherwise inapplicable. Assuming the due authorization, execution and delivery by each Founder, this Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).

(c) Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental authority other than (i) the filing by the Company of the Certificate of Incorporation with the Secretary of State of the State of Delaware and (ii) compliance by the Company with any applicable requirements of any applicable state or federal securities laws.

(d) Non-contravention. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not and will not, assuming compliance with the matters referred to in Section 2.2(c) and approval of and adoption by the Company’s stockholders of the Certificate of Incorporation, (i) violate the certificate of incorporation or bylaws of the Company, (ii) violate any law or order applicable to the Company, (iii) require any consent or other action by any person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right obligation of the Company or to the loss of any benefit to which the Company is entitled under any provision of any agreement or other instrument binding upon the Company or (iv) result in the creation or imposition of any lien on the Founder’s Equity Awards, shares of Class A Common Stock underlying such Equity Awards, Eligible Class A Shares or Class B Shares other than as set forth or contemplated by this Agreement or the Certificate of Incorporation.

3. Miscellaneous.

3.1 Waiver of Right of First Refusal. The Company hereby waives any preexisting rights of first refusal applicable to the transactions contemplated hereby.

3.2 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

3.3 No Assignment. The terms and conditions of this Agreement, including all obligations and rights therein, may not be assigned.

3.4 Amend or Waive. This Agreement may be amended or terminated and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument executed by each of the parties hereto.

3.5 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

3.6 Entire Agreement. This Agreement shall constitute the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing among the parties are expressly canceled.

3.7 Counterparts; Facsimile. This Agreement may be executed and delivered by facsimile signature, including electronic signatures, and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.8 Tax Consequences. The parties hereto intend that no gain or loss shall be recognized in any Exchange pursuant to Sections 368(a)(1)(E) and/or 1036 of the Code. The parties adopt this Agreement as a plan of reorganization within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding the foregoing, each Founder has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of the Founder’s Equity Awards and the potential acquisition of Class A Shares thereunder, the Exchange Right and the potential Exchange for Class B Shares, and the other transactions contemplated by this Agreement. Each Founder is relying solely on such advisors and not on any statements or representations of the Company or any of its agents in connection with the transactions contemplated hereby, except for the representations and warranties of the Company expressly set forth in Section 2.2 above.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

FIGS, INC.
By: _____________________________
Name:
Title:

[Signature page to FIGS, Inc. Exchange Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

___________________________

HEATHER HASSON

2

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

_________________________

CATHERINE SPEAR

3

EXHIBIT A

Founder	Equity Award Type	Grant Date	Number of Shares of Class A Common Stock Underlying the Equity Award

Exhibit A to FIGS, Inc. Equity Award Exchange Agreement

EXHIBIT B

Exchange Notice (the “Notice”)

To:         FIGS, Inc.

Attn:      Chief Legal Officer

The undersigned (the “Founder”), hereby irrevocably elects to exercise her Exchange Right pursuant to that certain Equity Award Exchange Right Agreement, dated as of [•], 2021 (the “Agreement”), by and among FIGS, Inc. (the “Company”) and the individuals listed on Exhibit A thereto, to require the Company to exchange Eligible Class A Shares (the “Exercised Shares”) for a number of Class B Shares of equivalent value as determined on the date of the Exchange, subject to the terms of this Notice and the Agreement. Capitalized terms used but not otherwise defined in the Notice have the meanings assigned to them in the Agreement.

By executing this Notice, Founder hereby represents and warrants to the Company as follows:

1. Acknowledgements. Founder acknowledges and affirms that her representations and warranties set forth in Section 2.1 of the Agreement as of the date of this Notice are true and correct.

2. Restricted Securities; Rule 144. The Founder understands that the Class B Shares to be issued upon any Exchange are characterized as “restricted securities” under the Securities Act because such shares are being acquired from the Company in a transaction not involving a public offering and in exchange for shares acquired from the Company in a transaction not involving a public offering, and that under the Securities Act and the rules and regulations promulgated thereunder the Class B Shares may be resold without registration under the Securities Act only in certain limited circumstances, and subject to the restrictions under the Company’s certificate of incorporation. Such Founder understands and hereby acknowledges that the Class B Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is otherwise available. Such Founder is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit limited resales of shares purchased in a transaction not involving a public offering, subject to the satisfaction of certain conditions.

3. Legends. It is understood that any certificate or book entry position representing the Class B Shares will bear legends in substantially the following form (in addition to any legend required under applicable state securities laws or agreements to which Founder is a party):

“THE SHARES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SHARES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SHARES MAY REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

Exhibit B to FIGS, Inc. Equity Award Exchange Agreement

4. Tax Matters. The Founder has reviewed with her own tax advisors the federal, state, local and foreign tax consequences of the Founder’s Equity Awards and the potential acquisition of Class A Shares thereunder, the Exchange Right and the potential Exchange for Class B Shares, and the other transactions contemplated by the Agreement. Founder is relying solely on such advisors and not on any statements or representations of the Company or any of its agents in connection with the transactions contemplated hereby, except for the representations and warranties of the Company expressly set forth in Section 2.2 of the Agreement.

__________________________________

[FOUNDER]

DATE:

Exhibit B to FIGS, Inc. Equity Award Exchange Agreement